Exhibit 99.1

ARMLOGI Announces Strategic Partnership with Massimo Group to Enhance Vehicle Assembly and Distribution

WALNUT, CA, June 11, 2024 (GlobeNewswire) -- Armlogi Holding Corp. (“Armlogi” or the “Company”) (Nasdaq: BTOC), a U.S.-based warehousing and logistics service provider that offers a comprehensive package of supply-chain solutions related to warehouse management and order fulfillment, today announced a strategic partnership with Massimo Group (NASDAQ: MAMO), a manufacturer and distributor of powersports vehicles and pontoon boats. The goal of this collaboration will be to maximize the operational capabilities of both companies by optimizing the delivery, assembly, and distribution of vehicle components closer to their final destinations.

Massimo Group (“Massimo”), based in Garland, TX, is a manufacturer and distributor of powersports vehicles and pontoon boats. Massimo’s product lines include a wide selection of farm and ranch-tested utility terrain vehicles (“UTVs”), recreational all-terrain vehicles (“ATVs”), and Americana style mini-bikes.

Under the terms of the agreement, Armlogi will manage the reception of container shipments containing Massimo’s vehicle kits from Asian suppliers. Armlogi will provide access to its facilities located throughout the U.S., which are equipped with technology and specialized equipment necessary for handling and storing large and bulky items, adhering to ISO 9001 industry standards. Massimo will conduct vehicle assembly within Armlogi’s warehouses, while Armlogi will oversee inventory management, storage services, and the logistics required for delivering the assembled vehicles to their final order destinations across the United States.

“We are excited to partner with Massimo Group, a manufacturer and distributor of powersports vehicles and pontoons, to optimize the efficiency of their supply chain from the ground up,” said Aidy Chou, Chairman and CEO of Armlogi. “This partnership is a great example of our ability to leverage our advanced logistics capabilities to support the growth and scalability of our clients. By bringing together our warehousing solutions with Massimo’s production needs, we hope to enhance Massimo’s customer satisfaction and accelerate their delivery processes across key markets. We look forward to a fruitful collaboration.”

About Massimo Group

Massimo Group (NASDAQ: MAMO) is a manufacturer and distributor of powersports vehicles and pontoon boats. The company’s product lines include a wide selection of farm and ranch-tested utility UTVs, recreational ATVs, and Americanastyle mini-bikes. Massimo manufactures and sells pontoon and tritoon boats with a dedication to innovative design, quality craftsmanship, and great customer service. Massimo is also developing electric versions of UTVs, golf-carts and pontoon boats. The company’s 286,000 square foot factory is in the heart of the Dallas / Fort Worth area of Texas in the city of Garland. All information about Massimo Group has been reviewed and approved by Massimo Group. For more information, visit massimomotor.com and massimomarine.com.

About Armlogi Holding Corp.

Armlogi Holding Corp., based in Walnut, CA, is a fast-growing U.S.-based warehousing and logistics service provider that offers a comprehensive package of supply-chain solutions relating to warehouse management and order fulfillment. The Company caters to cross-border e-commerce merchants looking to establish overseas warehouses in the U.S. market. With eleven warehouses covering over two million square feet, the Company offers comprehensive one-stop warehousing and logistics services. The Company’s warehouses are equipped with facilities and technology for handling and storing large and bulky items. For more information, please visit www.armlogi.com.

Safe Harbor Statement

This press release contains forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us.

Company Contact:

info@armlogi.com

Investor Relations Contact:

Matthew Abenante, IRC

President

Strategic Investor Relations, LLC

Tel: 347-947-2093

Email: matthew@strategic-ir.com